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                    SPECIMEN COMMON STOCK CERTIFICATE (FRONT)

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      Number                                                        Shares

---------------------                                         ------------------

Class A Common Stock

                             BIO-AQUA SYSTEMS, INC.

               INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

                                                               CUSIP
                                                            090556 10 1

                                                          SEE REVERSE FOR
                                                        CERTAIN DEFINITIONS

THIS CERTIFIES THAT

                                    SPECIMEN

is the owner of

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK, PAR VALUE $.0001 PER SHARE, OF

BIO-AQUA SYSTEMS, INC. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

         Dated:

                                 CORPORATE SEAL



         SPECIMEN                                         SPECIMEN

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/s/    Signature                                  /s/     Signature
-------------------------                         ---------------------------
  Assistant Secretary                                     President

COUNTERSIGNED
FLORIDA ATLANTIC STOCK TRANSFER, INC.
7130 Nob Hill Road, Tamarac, Florida 33321

Transfer Agent a Registrar Authorized Signature

                   SPECIMEN COMMON STOCK CERTIFICATE (REVERSE)
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                             BIO-AQUA SYSTEMS, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                      UNIF GIFT MIN ACT--
                                                     _____Custodian______
                                                    (cust)         (Minor)
TEN ENT --  as tenants by the entireties        under Uniform Gifts to Minors
JT ENT --   as joint tenants with right of      Act _________________________
            survivorship and not as tenant                 (State)
            in common

         Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, _____________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE
OF ASSIGNEE)

--------------------------------------------------------------------------Shares
of the common stock represented by the within certificate and do hereby irrevocably constitute and appoint


------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated -----------------------------

                  --------------------------------------------------------------
                  NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND
                  WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR
                  ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: -------------------------------------------------------
                                THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
                                PURSUANT TO S.E.C. RULE 17 Ad-15.


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